SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 1, 2004

Levi Strauss & Co.

(Exact name of registrant as specified in its charter)

DELAWARE	333-36234	94-0905160
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1155 Battery Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 501-6000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT

99	Press Release dated March 1, 2004.

ITEM 9. REGULATION FD DISCLOSURE

On March 1, 2004, Levi Strauss & Co. issued a press release titled “Levi Strauss & Co. Announces Fiscal Year 2003 Financial Results.” A copy of the press release is attached hereto as Exhibit 99. The information in this Item 9, including the exhibit hereto, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 1, 2004, Levi Strauss & Co. issued a press release titled “Levi Strauss & Co. Announces Fiscal Year 2003 Financial Results.” A copy of the press release is attached hereto as Exhibit 99. The information in this Item 12, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2004

LEVI STRAUSS & CO.

By	/s/ Gary W. Grellman
Gary W. Grellman
Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated March 1, 2004